Exhibit 10.1

Execution Version

WAIVER TO CREDIT AGREEMENT

THIS WAIVER TO CREDIT AGREEMENT (this “Waiver”) is entered into as of July 15, 2021 by SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), SESI Holdings, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), each of the undersigned Guarantors (together with the Borrower and Parent, the “Loan Parties”), each of the undersigned Lenders, each Issuing Lender and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.

R E C I T A L S

A.    The Borrower, the Parent, the Administrative Agent, the Lenders and the Issuing Lenders are parties to that certain Credit Agreement, dated as of February 2, 2021 (as amended by that certain First Amendment and Waiver to Credit Agreement, dated as of May 13, 2021 (the “First Amendment”) and waived by that certain Waiver to the Credit Agreement dated May 28, 2021 (the “May 2021 Wavier”), the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested that the Lenders consent to (a) an extension until September 30, 2021 for the period specified in Section 6.1(a)(ii) to deliver (i) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries and (ii) the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries, in each case, for the fiscal quarter ending March 31, 2021 and (b) an extension until October 31, 2021 for the period specified in Section 6.1(a)(ii) to deliver (i) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries, and (ii) the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries, in each case, for the fiscal quarter ending June 30, 2021 and (c) an extension until October 31, 2021 for the period specified in Section 6.1(a)(iii) for (i) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries, (ii) the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries and (iii) the cash flow statements of Superior Topco and its consolidated subsidiaries, in each case, for the calendar months ending April 30, 2021, May 31, 2021, July 31, 2021 and August 31, 2021 (collectively, the “Financials Extension Request”). Such financial statements referred to in clause (a)(i)-(ii) hereof are defined herein as the “Q1 Financial Statements”, such financial statements referred to in clause (b)(i)-(ii) hereof are defined herein as the “Q2 Financial Statements” and such financial statements referred to in clause (c)(i)-(iii) hereof are defined herein as the “Monthly Financial Statements”.

C.    Under the First Amendment, and in connection with the May 2021 Waiver and this Waiver, the Borrower has notified the Lenders that Superior TopCo may be unable to deliver to the SEC its quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2021 (the “Q1 10-Q”), within the time period required by the Securities Exchange Act of 1934 and the SEC (the “Q1 10-Q Deadline”). Accordingly, under the First Amendment (and reaffirmed in the May 2021 Waiver), the Administrative Agent and the Required Lenders agreed to waive compliance with Sections 4.2(a)(ii) and 6.7(a), in each case, solely to the extent arising from the failure of Superior TopCo to deliver the Q1 10-Q by the Q1 10-Q Deadline (the “Q1 10-Q Compliance Waiver”). The Borrower also notifies the Lenders that Superior TopCo may be unable to deliver to the SEC its quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2021 (the “Q2 10-Q”), within the time period required by the Securities Exchange Act of 1934 and the SEC (the “Q2 10-Q Deadline”).

D.    The Borrower has further requested that the Required Lenders waive compliance with certain provisions of the Credit Agreement and reaffirm the 10-Q Compliance Waiver.

E.     NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Waiver and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, exhibit, section and schedule references in this Waiver refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2.    Waiver; Reaffirmation; Updated Borrowing Base Certificate.

2.1.    Subject to the occurrence of the Waiver Effective Date, the Borrower hereby requests, and the Administrative Agent and Lenders constituting at least the Required Lenders, hereby consent to the Financials Extension Request.

2.2.    Subject to the occurrence of the Waiver Effective Date, the Borrower hereby requests, and the Administrative Agent and Lenders constituting at least the Required Lenders hereby reaffirm the Q1 10-Q Compliance Waiver.

2.3.    Subject to the occurrence of the Waiver Effective Date, the Borrower hereby requests the waiver of, and Administrative Agent and Lenders constituting at least the Required Lenders hereby waive, compliance with Sections 4.2(a)(ii) and 6.7(a), in each case, solely to the extent arising from the failure of Superior TopCo to deliver the Q2 10-Q by the Q2 10-Q Deadline.

2.4.    Concurrently with the delivery of each of the Q1 Financial Statements and Q2 Financial Statements, the Borrower shall deliver to the Administrative Agent an updated version of the most recently delivered Borrowing Base Certificate, including any changes necessary as a result of the applicable Q1 Financial Statements or Q2 Financial Statements (in each case, such updated certificate, an “Updated Borrowing Base Certificate”). It shall be an Event of Default if the Administrative Agent does not receive an Updated Borrowing Base prior to the date five (5) Business Days after the Administrative Agent receives the applicable Q1 Financial Statements or Q2 Financial Statements. Such date that the Borrower has delivered the (a) Q2 Financial Statements and (b) the Updated Borrowing Base Certificate in connection with the Q2 Financial Statements is herein defined as the “Waiver Documentation Delivery Date”.

Section 3.    Borrowing Condition. The Lenders shall not be required to make any Advance requested by the Borrower unless the Waiver Documentation Delivery Date has occurred.

Section 4.    Draft Financials Covenant.

4.1.    By August 16, 2021, the Borrower shall deliver to the Administrative Agent drafts of (a) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries and (b) the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries, in each case, for the fiscal quarter ending June 30, 2021 (collectively, the “Draft Q2 Financial Statements”). It shall be an Event of Default if the Administrative Agent does not receive the Draft Q2 Financial Statements prior to August 23, 2021. For the avoidance of doubt it is understood that the Draft Q2 Financial Statements are drafts only and are subject to revision.

4.2.    By August 30, 2021, the Borrower shall deliver to the Administrative Agent drafts of (a) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries, (b)

the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries and (c) the cash flow statements of Superior Topco and its consolidated subsidiaries, in each case, for the calendar month ending July 31, 2021 (collectively, the “Draft July Financial Statements”). It shall be an Event of Default if the Administrative Agent does not receive the Draft July Financial Statements prior to September 7, 2021.

4.3.    By September 30, 2021, the Borrower shall deliver to the Administrative Agent drafts of (a) the consolidated unaudited balance sheets of Superior Topco and its consolidated subsidiaries, (b) the consolidated profit and loss statements of Superior Topco and its consolidated subsidiaries and (c) the cash flow statements of Superior Topco and its consolidated subsidiaries, in each case, for the calendar month ending August 31, 2021 (collectively, the “Draft August Financial Statements”, and with the Draft Q2 Financial Statements and Draft July Financial Statements, the “Draft Financial Statements”). It shall be an Event of Default if the Administrative Agent does not receive the Draft August Financial Statements prior to October 7, 2021.

4.4.    For the avoidance of doubt it is understood that the Draft Financial Statements are drafts only and are subject to revision.

Section 5.    Conditions Precedent. This Waiver shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.11 of the Credit Agreement) (such date, the “Waiver Effective Date”):

5.1.    Execution and Delivery. The Administrative Agent shall have received from the Loan Parties, each Issuing Lender and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Waiver signed on behalf of such Person.

5.2.    Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Waiver Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the Waiver Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.3.    No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Waiver.

The Administrative Agent is hereby authorized and directed to declare this Waiver to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted by Section 9.11 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.    Miscellaneous.

6.1.    Confirmation. The provisions of the Credit Agreement, as waived by this Waiver, shall remain in full force and effect following the effectiveness of this Waiver.

6.2.    Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (a) acknowledges the terms of this Waiver; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Waiver: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

6.3.    No Waiver; Loan Document. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Waiver Effective Date, this Waiver shall for all purposes constitute a Loan Document.

6.4.    Counterparts. This Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Waiver. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Waiver shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent).

6.5.    NO ORAL AGREEMENT. THIS WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS WAIVER, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6.    GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.7.    Release of Claims. The Borrower, each Guarantor and the Parent, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Waiver and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, any Guarantor, the Parent or any predecessor, successor or assign might otherwise have or may have (each, a “Claim”) against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof relating to the Loan Documents, this Waiver and/or the transactions contemplated thereby or hereby, provided, the foregoing shall not apply to Claims in respect of the gross negligence, bad faith or willful misconduct of any of the foregoing Persons. The foregoing release shall survive the termination of this Waiver and the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President and Treasurer

PARENT:	SESI HOLDINGS, INC.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President, Interim Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:	1105 PETERS ROAD, L.L.C.
CONNECTION TECHNOLOGY, L.L.C. CSI TECHNOLOGIES, LLC H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C. PUMPCO ENERGY SERVICES, INC.
SPN WELL SERVICES, INC. STABIL DRILL SPECIALTIES, L.L.C. SUPERIOR ENERGY SERVICES, L.L.C SUPERIOR ENERGY SERVICES-NORTH AMERICA SERVICES, INC.
SUPERIOR INSPECTION SERVICES, L.L.C. WARRIOR ENERGY SERVICES CORPORATION WILD WELL CONTROL, INC.
WORKSTRINGS INTERNATIONAL, L.L.C.

	By:	/s/ James W. Spexarth
	Name:	James W. Spexarth
	Title:	Vice President and Treasurer

Signature Page to Waiver to

Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Authorized Officer

Signature Page to Waiver to

Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Alexandra Mills
	Name:	Alexandra Mills
	Title:	Vice President

Signature Page to Waiver to

Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Vice President and Director

Signature Page to Waiver to

Credit Agreement